UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005

                                REII Incorporated
             (Exact name of registrant as specified in its charter)



          Delaware                   000-21247                 51-0373976
----------------------------       --------------        -----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

               Rua Cotoxo 611-cj63 Sao Paulo-SP- Brazil- 05021-000
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code 972 544 816 339

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On April 29, 2005, Una M. Ricketts, President, Chief Executive Officer and Treasurer of REII Incorporated (the "Company") and Karen Ricketts, Vice-President and Secretary of the Company and the Company entered into a Stock Purchase Agreement with Livorno Investments Ltd. ("Livorno"), pursuant to which Una M. Ricketts and Karen Ricketts sold an aggregate of 3,609,850 shares of the Company's common stock to Livorno. The purchase price for the sale was $400,000, which was paid in cash. Livorno acquired approximately 77.5% of the total outstanding number of shares of common stock of the Company and the 3,609,850 shares represent Livorno's entire beneficial holdings in the Company.

      In connection with the sale of the Company's common stock to Livorno, Una
M. Ricketts resigned as a member of the board of directors on May 31, 2005. Subsequent to the foregoing resignation, Valquiria Cunha was appointed as a member of the board of directors of the Company.

      Ms. Cunha has been serving has the Chief Financial Officer of FHS Eastco Do Brasil LTDA., since March 1999. Prior to 1999, Ms. Cunha served in various financial management and administrative positions for private companies located in Brazil. Ms. Cunha graduated with a degree in Business Administration from Sao Judas Tadeu University in Sao Paulo, Brazil, in 1985.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REII Incorporated


Date: May 31, 2005                           /s/ Daniel Ollech
                                            -----------------------------------
                                            Daniel Ollech
                                            President, Chief Executive Officer,
                                            Treasurer and Secretary